SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                               FORM 8-K


                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 25, 1996



                         TRINITY INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


    Delaware                       1-6903                    75-0225040
 (State or other           (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                         Identification No.)
 incorporation)

 2525 Stemmons Freeway, Dallas, Texas             75207
(Address of principal executive offices)        (Zip Code)



    Registrant's telephone number, including area code:   (214) 631-4420



                            (Not Applicable)
	(Former name or former address, if changed since last report)





Item 5.		Other Events.

    On June 25, 1996, the Board of Directors of Trinity Industries, Inc. (the "Registrant") approved an initial public offering (the "Offering") of one hundred percent (100%) of the common stock of a newly incorporated company which will acquire the assets and liabilities of a portion of the Registrant's Marine Products segment. The newly formed company, Halter Marine Group, Inc. ("Halter"), will engage in the business of constructing and repairing ocean-going marine vessels.

    On June 27, 1996, Halter filed a registration statement on Form S-1 with the Securities and Exchange Commission concerning the Offering. The Offering would be effected only pursuant to a prospectus.

                              Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							Trinity Industries, Inc.
							(Registrant)




Date:  July 2, 1996              By:
							     F. Dean Phelps
							     Vice President

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